EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K, into the Company's previously filed S-8 Registration Statement File Nos. 333-68106, 333-68108 and 333-73100.



/s/Arthur Andersen LLP
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Vienna, Virginia
March 27, 2002